                                                                EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Form 10-QSB of First Security Bancorp, Inc. for the quarter ended June 30, 2003, I, John S. Shropshire, Chief Executive Officer of First Security Bancorp, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Form 10-QSB for the quarter ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Form 10-QSB for the quarter ended June 30, 2003 fairly presents, in all material respects, the financial condition and results of operation of First Security Bancorp, Inc.


                                By: /s/ John S. Shropshire
Date:  August 19, 2003          _________________________________
                                John S. Shropshire
                                President and Chief Executive Officer